Exhibit 10.55

                      NON-QUALIFIED STOCK OPTION AGREEMENT
                               GRANTED PURSUANT TO
                    THE 2000 OMNIBUS STOCK AND INCENTIVE PLAN
                              FOR AUTHORISZOR INC.

         THIS OPTION AGREEMENT (the "Agreement") is entered into as of the Date of Grant (as defined herein), by and between Donald D. Box (the "Participant") and Authoriszor Inc. (the "Corporation").

                                    RECITALS

         WHEREAS, the Corporation has adopted the 2000 Omnibus Stock and Incentive Plan of Authoriszor Inc. (the "Plan"), which is incorporated by reference into and forms a part of this Agreement, and the Participant has been selected pursuant to the Plan to receive a Non-Qualified Stock Option under the Plan;

         NOW, THEREFORE, IT IS AGREED, by and between the Corporation and the Participant as follows:

         1. Definitions. Terms otherwise not defined herein shall have the meaning ascribed to them in the Plan.

         2. Terms of Award. A Non-Qualified Stock Option (the "Option") for a total of 100,000 shares ("Shares") of the common stock, par value $0.01 per share, of the Corporation, is hereby granted to the Participant at the exercise price determined as provided in, and in all respects subject to the terms, definitions and provisions of, the Plan in consideration for the Participant's service to the Corporation and to provide incentive to the Participant to continue service to the Corporation.

         (a) Exercise Price. The "Exercise Price" is $7.75 for each Share.


         (b) Date of Grant. This Option is granted as of November 10, 2000 (the "Date of Grant").

                  (c) Award and Exercise Price. This Agreement specifies the terms of the Option granted to the Participant to purchase the Shares at the Exercise Price per share as set forth in Section 2(a). The Option is not intended to constitute an "incentive stock option" as that term is used in Code section 422.

         (d) Date of Exercise. The Option shall be immediately exercisable in whole or in part according to the provisions of the Plan.

         3.       Expiration of Option Period.
                  ---------------------------

                  (a) The unexercised portion of this Option shall automatically and without notice terminate and become null and void at the time of the earliest to occur of the following:

                           (i) November 10, 2003;

                           (ii) the  resignation of Participant as a director of
                  the Corporation ;

                           (iii) the removal of the Participant as a director of
                  the Corporation by the stockholders of the Corporation;

                           (iv) the failure of the  Participant to be elected as
                  a director of the Corporation at any meeting of stockholders of the Corporation at which directors are elected;

                           (v) the Board of Directors of the  Corporation in the
                  exercise of its fiduciary duties shall have determined that Participant should be removed for cause;

                           (vi) Thirty (30) days after the date that Participant
                  ceases to be a director of the Corporation, regardless of the reason thereof, other than as provided for in Sections 3(a)(ii) - (viii) hereof;

                           (vii) one (1) year after the date on which the Participant suffers a mental or physical disability as determined by a medical doctor satisfactory to the Corporation; or

                           (viii) either (y) one (1) year after the date that the Participant ceases to be a director of the Corporation by reason of the death of the Participant, or (z) six (6) months after the date on which the Participant shall die, if the Participant's death shall occur during the thirty (30) day period described in Section 3(a)(vi) or the one-year period described in Section 3(a)(viii) hereof.

                  (b) The Corporation in its sole discretion may, by giving written notice (a "Cancellation Notice") to the Participant prior to the consummation of any of the transactions described in Section 4(b)(i) or 4(b)(ii) below, cancel, effective upon the date of the consummation of any such transactions, all or any portion of this Option that remains unexercised on such date. Such Cancellation Notice shall be given to the Participant a reasonable period of time (but not less than 15 days) prior to the effective date of such cancellation, and may be given either before or after stockholder approval of such transaction.

                           (i) Any transaction  (which shall include a series of
                  related transactions occurring within 60 days or occurring pursuant to a plan) that has the result that stockholder of the Corporation immediately before such transaction cease to own at least 51% of (x) the voting stock of the Corporation or
                  (y) any entity that results from the participation of the

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                  Corporation  in  a  reorganization,   consolidation,   merger,
                  liquidation or any other form of corporate transaction.

                           (ii) A sale,  exchange or other disposition of all or
                  substantially all the property and assets of the Corporation to an unaffiliated third party.

         4. Payment. The exercise price of any Shares purchased shall be paid solely in cash, by certified or cashier's check, by money order, with Shares owned by the Participant for at least six (6) months (provided that at the time of exercise the Committee in its sole discretion does not prohibit the exercise of Options through the delivery of already-owned Shares) or by a combination of the above; provided, however, that the Committee in its sole discretion may accept a personal check in full or partial payment of any Shares. If the exercise price is paid in whole or in part with Shares, the value of the Shares surrendered shall be their Fair Market Value on the date received by the Corporation. Any Shares delivered in satisfaction of all or a portion of the exercise price shall be appropriately endorsed for transfer and assignment to the Corporation.

         5. Withholding. The Participant shall make satisfactory arrangements for the withholding of any amounts necessary for withholding in accordance with applicable Federal or state income tax laws.

         6. Market Stand-Off. The Participant hereby agrees that, if so requested by the Corporation or any representative of the underwriters in connection with any registration of the offering (the "Offering") of any securities of the Corporation under the Securities Act of 1933, as amended (the "Securities Act"), the Participant shall not sell or otherwise transfer any Shares or other securities of the Company during the 180-day period (or such other period as may be requested in writing by the managing underwriter with respect to the Offering and agreed to in writing by the Company) (the "Market Standoff Period") following the effective date of a registration statement of the Company filed under the Securities Act. Such restriction shall apply only to the first registration statement of the Company to become effective under the Securities Act after the effective date of the Plan that includes securities to be sold on behalf of the Company to the public in an underwritten public offering under the Securities Act. The Company may impose stop-transfer instructions with respect to securities subject to the foregoing restrictions until the end of such Market Standoff Period.

         7. Issuance of Shares. No person shall be, or have any of the rights or privileges of, a stockholder of the Corporation with respect to any of the Shares subject to an Option unless and until certificates representing such Shares shall have been issued and delivered to such person. As a condition of any issuance of a certificate for Shares, the Committee may obtain such agreements or undertakings, if any, as it may deem necessary or advisable to assure compliance with any provision of the Plan, the agreement evidencing the Option or any law or regulation including, but not limited to, the following:

                  (a) A representation, warranty or agreement by the Participant to the Corporation at the time any Option is exercised that he is acquiring the Shares to be issued to him for investment and not with a view to, or for sale in connection with, the distribution of any such Shares; and

                  (b) A representation, warranty or agreement to be bound by any legends that are, in the opinion of the Committee, necessary or appropriate to comply with the provisions of any securities laws deemed by the Committee to be applicable to the issuance of the Shares and are endorsed upon the Share certificates.

         8. Surrender of Option. Upon exercise of this Option in part, if requested by the Corporation, the Participant shall deliver this Option and any other written agreements executed by the Corporation and the Participant with respect to this Option to the Corporation who shall endorse or cause to be endorsed thereon a notation of such exercise and return all agreements to the Participant.

         9. Transferability of Option. The Option is not transferable other than as designated by the Participant by will or by the laws of descent and distribution, and during the Participant's life, may be exercised only by the Participant.

         10. Administration. The Plan and this Option shall be administered by the Committee as provided for and described in the Plan.

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the Date of Grant.

                                        /s/ Donald D. Box
                                       ------------------------------------
                                       Donald D. Box


                                       AUTHORISZOR INC.


                                       By:  /s/ Paul Ayres
                                          -----------------------------------
                                          Name:    Paul Ayres
                                          Title:   Chief Executive Officer
                                                   and President